TCG US Government Max Money Market Fund

(GXIXX)

a Series of TCG Financial Series Trust VII

Supplement dated September 3, 2015

to the Prospectus dated September 2, 2014

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This Supplement to the Prospectus (the “Prospectus”) for TCG US Government Max Money Market Fund (the “Fund”), a series of TCG Financial Series Trust VII (the “Trust”), updates the Prospectus for the Fund dated September 2, 2014, to include additional information as described below.

Effective September 3, 2015, Catalyst Capital Advisors LLC (“Catalyst”) replaced TCG Financial Services, LLC (“TCG”) as investment advisor of the Fund. Accordingly, all references to TCG are hereby replaced with Catalyst. In addition, the following changes to the Fund’s prospectus are effective September 3, 2015:

1.

The section entitled “Fund Summary: Fees and Expenses of the Fund” is updated as follows:

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the TCG US Government Max Money Market Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Service Shares	Investor A Shares	Investor B Shares	Investor C Shares
Management Fee	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fees[1]	None	None	None	None	None
Shareholder Servicing Fee	None	0.05%	0.10%	0.15%	0.20%
Other Expenses[2]	0.10%	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.60%	0.65%	0.70%	0.75%	0.80%
Fee Waiver and/or Expense Reimbursement [3]	(0.30)%	(0.35)%	(0.40)%	(0.45)%	(0.50)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.30%	0.30%	0.30%	0.30%	0.30%

1

The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of up to 0.25% to financial institutions that provide distribution and/or shareholder servicing. The Plan will not be activated through October 31, 2016.

2

Estimated for the current fiscal year.  Investor A Shares, Investor B Shares and Investor C Shares are not yet being offered for sale.

3

As described in the “Management of the Funds” section of the Fund’s prospectus on pages 13 through 15, Catalyst has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding any front-end or contingent deferred loads, any Rule 12b-1 fees, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 0.30% for all share classes until October 31, 2016 (the “contractual expense limitation agreement”). The Fund may have to repay some of these waivers and/or reimbursements to Catalyst in the following three (3) years provided that the current year’s expense ratio is less than the prior year contractual expense cap that was in place when such prior year expenses were waived. The agreement may be terminated upon sixty (60) days’ written notice to the Advisor and will terminate automatically upon the termination of the Management Services Agreement.  The Advisor may not terminate this agreement without the consent of the Board of Trustees of the Trust, which consent will not be unreasonably withheld.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The calculations for years after Year #1 in the example assume that the Fund’s Rule 12b-1 Distribution Fee has been included.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Shares	Service Shares	Investor A Shares	Investor B Shares	Investor C Shares
Year 1	$31	$31	$31	$31	$31
Year 3	$162	$173	$184	$195	$205

2.

The section entitled “Management of the Fund” is updated as follows:

Advisor: Catalyst Capital Advisors, LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Manager: Michael Schoonover, Portfolio Manager of the Advisor, serves as the Fund's Portfolio Manager.  Mr. Schoonover has served the Fund in this capacity since 2015.

3.

The section entitled “ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS” is updated to include the following paragraph:

Manager-of-Managers Order

Catalyst has received an exemptive order (the "Order") from the SEC that permits Catalyst, with the Trust's Board of Trustees' approval, to enter into or amend sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval.  Shareholders will be notified if and when a new sub-adviser is employed by Catalyst within 90 days of such change.

4.

The section entitled “MANAGEMENT OF THE FUND” is updated as follows:

Advisor

Catalyst Capital Advisors, LLC (“Catalyst” or the “Advisor”), a New York limited liability company located at 36 New York Avenue, Floor 2, Huntington, NY 11743, serves as Advisor to the Fund. Catalyst, a registered investment advisor, was organized on January 24, 2006 to provide investment advisory services to mutual funds. Currently, Catalyst Capital Advisors, LLC manages $2.5 billion in assets.

Portfolio Manager

Michael Schoonover - Portfolio Manager

Mr. Schoonover has served as a portfolio manager of the Advisor since September 2015. He is responsible for the day-to-day management of the Funds. Mr. Schoonover began his association with the Advisor in 2011 as a research consultant supporting the implementation and back testing of quantitative strategies. In March 2013, he became a senior analyst at the Adviser to provide investment research for several mutual funds. From 2005-2011, he served in various technical and scientific management roles with the Perrigo Company. Mr. Schoonover has an MBA with high distinction from the University Of Michigan Ross School Of Business and a BS from the University of Michigan.

Advisory Fees

As the investment adviser, the firm oversees the asset management and administration of the Fund and its separate classes.  As compensation for these services, the firm receives a management fee which is paid monthly from each class of the Fund of 0.50% of the Fund’s average daily net assets.

The Adviser pays all of the operating expenses of the Fund except brokerage;  taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of non-interested person trustees; acquired fund fees and expenses; extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the 1940 Act (if any). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the investment adviser.

The Advisor has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding any front-end or contingent deferred loads, any Rule 12b-1 fees, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation)  as a percentage of daily net assets to 0.30% until October 31, 2016 (the “contractual expense limitation agreement”). While the Fund considers “non-routine expenses” to include, but not limited to, any reimbursement payments made by the Fund to the investment adviser of fund fees and expenses that were previously voluntarily waived or reimbursed by the investment adviser in order to maintain a positive net yield for the fund (the “voluntary yield waiver”), the Advisor has agreed that such expenses are subject to the foregoing contractual expense limitation agreement. The Fund may have to repay some of these waivers and/or reimbursements to Catalyst Capital Advisors in the following three (3) years provided that the current year’s expense ratio is less than the prior year contractual expense cap that was in place when such prior year expenses were waived. The agreement may be terminated upon sixty (60) days’ written notice to the Advisor and will terminate automatically upon the termination of the Management Services Agreement.  The Advisor may not terminate this agreement without the consent of the Board of Trustees of the Trust, which consent will not be unreasonably withheld.

The Fund’s Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services for the Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.  Since the Fund had not commenced operations, the Advisor to the Fund has received no advisory fees as of that date. A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with Catalyst will be available in the Fund’s semi-annual Report for the fiscal period ended December 31, 2015.

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at 1-800-494-2755.

Investors should retain this supplement for future reference.

TCG Financial Series Trust VII

(the “Trust”)

TCG US Government Max Money Market Fund

(the “Fund”)

Supplement dated September 3, 2015

to each Statement of Additional Information dated September 2, 2014

The information in this Supplement amends certain information contained in each currently effective Statement of Additional Information for the Funds dated September 2, 2014 and should be read in conjunction with such Statement of Additional Information.

The section of the Fund’s SAI entitled “TRUSTEES AND OFFICERS” is hereby replaced in its entirety with the following:

TRUSTEES AND OFFICERS

The Board of Trustees manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; (3) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (4) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual's substantial professional accomplishments and prior experience were a significant factor in the determination that the individual should serve as a Trustee of the Trust.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or an advisor or the Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the advisor, the performance of the Funds, the advisor’s costs and the profitability of the agreements to the advisor, ancillary benefits to the advisor or their affiliates in connection with its relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

The Board of Trustees currently has one standing committee: the Audit Committee. The committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement.  The term of office of each officer is until the successor is elected.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Disinterested Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Stephen Lachenauer 169 W. 76th Street, #2-R New York, NY 10023 [DOB: 04/08/1967	Trustee	Since 9/2015	From 2009 to present, Mr. Lachenauer has been a Sole Practitioner engaged in the general practice of law.	Ten (10)	N/A
Donald McIntosh 17 Puritan Road Wenham, MA 01984 [DOB: 11/19/1967	Trustee	Since 9/2015

From May 2011 to present, Mr. McIntosh has been the Credit Risk Review Analyst and Project Manager of Santander, US. From March 2005 to January 2011 he has been a Consumer Loan Manager at Middlesex Savings Bank.

				Ten (10)	N/A

Interested Trustee* and Officers

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jorge H. Coloma 110 Merrick Way, Suite 2A Coral Gables, Florida 33134 DOB: 10/07/1944	Trustee	Since Inception	From 2010 to present, Mr. Coloma has been managing director of TCG Financial Services, LLC; From 2003 until 2008, Mr. Coloma was the managing director of “Insured Deposits Conduit, LLC.”	Ten (10)	N/A
Vivian M. Coloma 8495 SW 141st. Street Palmetto Bay, FL 33158	President	Since Inception	From 2010 to present, Ms. Coloma has been a member of TCG Financial Services, LLC; From 2001 – 2010 Ms. Coloma was Vice President of Correspondent Banking “Indeco Conduit, LLC”	Ten (10)	N/A
Charles R. Ropka, Esq. 215 Fries Mill Road Turnersville, NJ 08012 DOB: 10/21/1963	Secretary	Since Inception	From 2008 to September, 2015, Partner, Law Offices of C. Richard Ropka	Ten (10)	N/A
Daniel Rangel 18895 SW 212th Street Miami, Florida 33187 DOB: 10/01/1973	Assistant Treasurer	Since Inception	Airline pilot for Miami Air International from 2013 to present, Airline pilot for Shuttle America in 2012 and Airline pilot for Gulfstream Int’l Airline from 2005 to 2011.	Ten (10)	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 9/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.	Ten (10)	N/A

* The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Funds’ advisor.

Leadership Structure.  Mr. Coloma has been the Chairman of the Board of Trustees of the Trust since 2014.  Mr. Coloma is an interested person by virtue of his position as the managing director with TCG Financial Services, LLC, the predecessor Advisor of the Trust.  The Board of Trustees is comprised of Mr. Jorge Coloma, an Interested Trustee, and Messrs. Lachenauer and Donald McIntosh, each an Independent Trustee.  The Trust does not have a Lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting.  Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings.  The Trustees believe this is the most appropriate leadership structure for the Trust given Mr. Coloma’s background in the investment management industry along with his experience in providing advisory services in the area of federally insured deposits.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk  at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee, reviews reports from among others, the advisers, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Fund and the risk management programs of the Trust, the advisers and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to the Fund resides with the Fund’s adviser and other service providers to the Fund. Although the risk management policies of the adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee.  Messrs. Lachenauer and McIntosh serve on the Board’s Audit Committee.  The Board’s Audit Committee is a standing independent committee with a separate chair.  The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board.

Background and Qualifications of the Trustees.

Mr. Coloma is an original sponsor of the Trust.  He has many years of experience managing accounts that are FDIC insured.  His experience with FDIC insured accounts makes him uniquely qualified to serve as the Trust’s Chairman.  He was the managing director of the predecessor Advisor of the Fund

Mr. Lachenauer is an attorney admitted to practice law in New York and has received his MBA.  Mr. Lachenauer, among other areas of legal practice, has experience in securities litigation and regulatory response, contract negotiations and investment and wealth planning for high net worth individuals.  His legal and business experience provides the Board with insight into the securities industry and their duties and standards of care as well as legal procedures related to the Board’s responsibilities.

Mr. Donald McIntosh has 23 years of banking experience involving credit underwriting as a credit analyst for consumer and small business loan.   During the past 5 years, Mr. McIntosh has been a credit review analyst and project manager of his employer’s developing and maintaining its retail risk and underwriting policies and procedures.

Messrs. Lachenauer and McIntosh possess an understanding of accounting principles and financial statements as well as the internal controls and procedures for financial reporting. They have experience in preparing analyzing and evaluating financial statements and are therefore qualified to handle the breadth and complexity of issues that can reasonably expected to be raised by the Fund’s financial statements.

Share Ownership in the Fund

Fund Shares Owned by Trustees as of December 31, 2014

Name of Trustee	Jorge Coloma	Stephen Lachenauer	Donald McIntosh
Dollar Range of Securities	$0 - $50,000	$0 - $50,000	$0 - $50,000
Aggregated Dollar Range of Securities in all Registered Investment Companies overseen by Trustee in the Trust	$0 - $50,000	$0 - $50,000	$0 - $50,000

Compensation of the Board of Trustees

Trustees, who are not “interested persons” as that term is defined in the 1940 Act of the Fund, will receive compensation as determined by the Board. The “interested persons” of the Trust receive no compensation from the Funds.

Messrs. Lachenauer and McIntosh commenced serving as Trustees of the Trust on September 3, 2015.  Prior to September 3, 2015, Mr. Coloma was an Interested Trustee of the Trust and did not receive compensation from the Trust as a Trustee.  The following table describes the estimated compensation from the Fund to be paid to the Trustees for the fiscal year ending June 30, 2016.  The Trust has no retirement or pension plans.

Compensation Table
Name of Person, Position(s)	Mr. Coloma**	Mr. Lachenauer	Mr. McIntosh
Total Compensation from Fund Complex*	$0	$1,000	$1,000

* The ‘Fund Complex’ includes TCG Financial Series Trusts I -X a registered open-end investment company.

** Mr. Coloma is compensated by TCG Administrative Services, LLC for administrative and research support services to the Trust’s Advisor.

The first fourth and fifth paragraphs under the section of the Fund’s SAI entitled “ADVISOR” are hereby replaced in their entirety with the following:

Catalyst Capital Advisors LLC (the “Advisor”) has been retained by the Trust under a Management Agreements to act as the Fund’s advisor, subject to the authority of the Board of Trustees.  The Advisor was organized under the laws of New York on January 24, 2006.  The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers each Fund’s investment program.  The address of the Advisor is 36 North. New York Avenue, Huntington, NY 11743. Jerry Szilagyi is the controlling member of the Advisor.

For its services under the Management Services Agreement, the Advisor is paid a monthly management fee at the annual rate of 0.50% of the average daily net assets of the Fund.  The Adviser pays all of the operating expenses of the Fund except brokerage;  taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of non-interested person trustees; acquired fund fees and expenses; extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the 1940 Act (if any). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses, except those specified above, are paid by the investment adviser.

The Advisor has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding any front-end or contingent deferred loads, any Rule 12b-1 fees, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation)  as a percentage of daily net assets to 0.30% for all share classes until October 31, 2016. The Fund may have to repay some of these waivers and/or reimbursements to the Advisor in the following three (3) years provided that the current year’s expense ratio is less than the prior year contractual expense cap that was in place when such prior year expenses were waived. The agreement may be terminated upon sixty (60) days’ written notice to the Advisor and will terminate automatically upon the termination of the Management Services Agreement.  The Advisor may not terminate this agreement without the consent of the Board of Trustees of the Trust, which consent will not be unreasonably withheld.

The section of the Fund’s SAI entitled “ADVISOR - Portfolio Manager” is hereby replaced in its entirety with the following:

Michael Schoonover serves as the Fund's portfolio manager and, in that capacity, is primarily responsible for the day-to-day management of the Funds including execution of portfolio transactions. The Advisor compensates the portfolio manager with a fixed base salary and a discretionary bonus based on performance and the profitability of the Funds.

As of August 31, 2015, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Michael Schoonover are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Michael Schoonover	4	$162	0	$0	0	$0

The advisory fee for the registered investment companies, other pooled investment vehicles or other accounts managed by each of the portfolio managers listed above are not based on the performance of the respective account.

As of the date of this SAI, the Funds’ portfolio manager did not beneficially own any shares of the Funds.

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at 1-800-494-2755

Please retain this Supplement for future reference.